UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2013

Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

+353 1 897 2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 2, 2013, Liam M. Fitzgerald resigned from the Board of Directors of Warner Chilcott plc (the “Company”).  Mr. Fitzgerald’s resignation was not the result of any disagreement between the Company and Mr. Fitzgerald on any matter relating to the Company’s operations, policies or practices.

Effective May 2, 2013, the Company’s Board of Directors voted unanimously to appoint Paul Herendeen, the Company’s Executive Vice President and Chief Financial Officer, to the Company’s Board as a Class II director, serving until the Company’s 2014 Annual General Meeting of Shareholders, to fill the vacancy resulting from the resignation of Mr. Fitzgerald. Mr. Herendeen will continue to serve as Executive Vice President and Chief Financial Officer of the Company.

There is no arrangement or understanding between Mr. Herendeen and any other persons pursuant to which Mr. Herendeen was selected as a director. Mr. Herendeen is not expected to serve on any standing committees of the Board.

Mr. Herendeen will not receive any additional compensation as a result of his appointment as a director of the Company. Mr. Herendeen will enter into the Company’s standard indemnification agreement for directors, a copy of which is incorporated by reference as Exhibit 10.1 hereto and incorporated herein.

Terms of Mr. Herendeen’s compensation and other arrangements with the Company, all of which he receives in his position as Executive Vice President and Chief Financial Officer, are described in the Company’s Proxy Statement on Schedule 14A for its 2013 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on April 5, 2013 under “Executive Compensation,” which is incorporated herein by reference.

On May 2, 2013, the Company issued a press release announcing the resignation of Mr. Fitzgerald and the appointment of Mr. Herendeen.  The press release is attached as Exhibit 99.1 and is incorporated herein.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Indemnification Agreement for directors and Secretary of Warner Chilcott plc (incorporated by reference to Exhibit 10.5 to the Form 8-K12G3 filed by Warner Chilcott plc on August 21, 2009)

99.1	Press Release issued May 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: May 2, 2013

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement for directors and Secretary of Warner Chilcott plc (incorporated by reference to Exhibit 10.5 to the Form 8-K12G3 filed by Warner Chilcott plc on August 21, 2009)

99.1	Press Release issued May 2, 2013